One Horizon Group, Inc. (NASDAQ: OHGI)

Revolutionizing the Mobile VoIP Industry



November 2016 Investor Presentation

Safe Harbor Statement

This presentation contains forward-looking statements and management may make additional forward-looking statements in response to your questions. Such written and oral disclosures are made pursuant to the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995.

Although we believe our expectations expressed in such forward looking statements are reasonable, we cannot assure you that they will be realized. Investors are cautioned that such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the anticipated results, and therefore we refer you to a more detailed discussion of the risks and uncertainties in the Company's filings with the Securities & Exchange Commission.

The forward-looking statements contained in this presentation are made only as of today, and One Horizon Group, Inc. is under no obligation to revise or update these forward-looking statements.

One Horizon Group (NASDAQ: OHGI) [1]

- Software company specializing in the R&D of optimized voice over IP technologies for smart mobile devices – LIVE in 6 emerging markets
- Deployed $22 million of investor funds since June 2012 to invent, patent[2] and deploy our SmartPacket™ VoIP solutions
- License, host and sell our software products primarily to cellular operators in emerging markets having large pre-paid subscriber bases
- Own Aishuo, the only SmartPacket™ based app in the Chinese market selling low cost voice minutes with over 43 million downloads
- 22 employees with core operations in Ireland (HQ), UK, China, and Switzerland with reseller subsidiaries in Latin America and Africa

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(1) NASDAQ: OHGI
(2) US PTO 9,137,729

PROBLEM of the Operator

Cellular operators face FINANCIAL challenges due to explosion in smart devices



Increased network data load from smart devices forcing costly **infrastructure upgrades**

SMS revenue erosion from smart apps like Facebook, WhatsApp using operators cellular data network

Call revenue erosion from smart apps like Skype, Viber using Wi-Fi data on smartphones and tablets

Cellular operators face TECHNICAL challenges due to inefficient software


food?!
BRENT

Data hungry mobile software not designed to work on cellular Internet devices so is very inefficient

New **messaging** smart apps keep appearing and operator cannot keep up with rapid **software evolution**

No operator benefits in offering a **mobile VoIP service** to compete with Wi-Fi dialers without Unique Selling Point

SOLUTION for the Operator

One Horizon delivers an operator branded mobile voice + messaging solution


good morning

Our smart app solution uses **10x less** mobile Internet **data** and **battery** compared to legacy VoIP apps

Lower data consumption means lower network data load per voice minute means **lower operator costs**

Retro-compatible voice over IP software means efficient calls on legacy networks such as 2G and 3G **deferring capex**

Operator leverages its brand on cellular network and roaming relationships


OK!

Our operator deploys VoIP app in App Stores and offers **budget-calling**; using less cellular spectrum means lower call costs

Current VoIP app software cannot compete on **price** or on **quality** compared to an operator using a One Horizon service

Offering optimized VoIP to roaming subscribers dramatically reduces **roaming** call costs so can compete with Skype

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PRODUCT: Roam Like Home

DeliverED FIRST solution to Smart Communications in Q2 2016


Congrats!

Smart Comm. is a typical emerging market operator with **95%**[1] **pre-paid** accounts across its 65 million subscribers

Branded **Smart Roamer**[2] it attracts Migrant Workers wishing to call home at the best **price** and **quality** while abroad

App also attracts **tourist roamers** by giving free incoming calls to encourage users to keep their SIM card active

Operator leverages its ROAMING relationships to offer true innovation



C-level concept at Smart Comm. was to continue to **generate revenue from pre-paid** users when they traveled abroad

Restricted roaming calls using only its optimized VoIP app means roaming-call operator cost is <$0.01/min

Where once there was **zero** revenue from pre-paid roamers, now there is **an increase** in home-network weekly voice RPU[1]

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(1) PLDT // Smart Communications SEC Filing
(2) Smart Roamer

MARKET by Numbers

ALL mobile network operators can benefit especially in emerging markets

In 2016 there are **7.32 billion** mobile subscriptions with 76% pre-paid[1]

In 2016 there are **3.9 billion** smart devices with 46% penetration in emerging markets[2]

In 2013 it was estimated that there were **150 million** Migrant Workers living abroad[3]

Mobile roaming is forecast to grow to **$90 billion** by 2018 and One Horizon offers operators package-based roaming services where consumers are able to understand what they are paying for in a transparent and easier way[5]

In 2016 there were just **1 billion** smart devices with 4G access[2]; only SmartPackets™ were designed to work on 2G+3G

For Aishuo the market for an optimized VoIP service for tourists reached **120 million** outbound tourists in 2015[4]

(1) http://wearesocial.com/uk/special-reports/digital-in-2016
(2) GSMA Mobile Economy 2016
(3) ILO global estimates on migrant workers
(4) China Outbound Tourism in 2015
(5) Roaming to become 8% of the operator revenues by 2018

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LIVE in Emerging Markets



Our **Business Model**

Operate 2 licensing business models; capex & opex and Aishuo

capex	**opex**	**Aishuo**
• Operator pays $500k per annum for 6 years • Operator pays $1-$4 user license fee in 50,000 user license packs (*price reduces with volume*) • Operator pays annual software maintenance fee of $90k	• Operator pays $50k branding fee • Operator pays $5 user license fee per user in 10,000 user license packs (*price reduces with volume over time*) • Operator pays annual recurring user maint. fee of 15%	• App is a free download • User purchases **in-app credit** using AliPay, UnionPay, WeChat or PayPal • User spends credit to place **calls**, send **SMS**, rent **travel-SIM** or rent **Direct Inward Dial** no.

- Operators can opt-in to pay 30% of PayPal top-ups in order to use the One Horizon payment solution
- Operators can avail of bespoke mobile software development at $1000/day

- Generated revenues:
  $60k in Q1-2016
  $74k in Q2-2016
  $78k in Q3-2016

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Competition

Branded mobile VoIP apps for operators is a new market with few players

Operators must compete with existing VoIP apps such as Skype and Viber



2G Calling
3G Calling
4G Calling
Wi-Fi Calling
Price
Free if on Wi-Fi
App Call to Landline or Mobile
Too costly to use when roaming
Operator Brand
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App to App Calls Only
Operator Brand
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Bandwidth Consumption

Competitive Advantage



First to offer own brand app to operators to **compete** with VoIP apps


yessir!

Proven patented VoIP solutions with clear business model for our operators customers


HUGS!!

15 minutes of voice for 1MB of data means low impact on core network


goodbye...

Low data consumption means **affordable data roaming** calls for operators roamers



Lowest data roaming VoIP app available to Chinese tourists traveling overseas



Highly competitive call prices for calling home to China from overseas

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Financial Overview & Recent News

Quick Financial information:

Symbol:	OHGI
Exchange:	NASDAQ
Current Price (As of 11/17/2016):	$0.30
52-Week Trading Range:	$0.22 - $1.55
Average Volume (50 day) :	61,800
Common Shares Outstanding:	35.8 million
Shares in Public Float (As of 11/17/16):	6.75 million
Market Cap:	$11 million
Aishuo Downloads (As of October 2016):	43 million

Recent Events:

November 3, 2016 – Launches Proprietary VoIP Technology in Brazil and Colombia with Latin America's Leading Voice Services Provider

October 31, 2016 – Mobile VoIP Telco Application in China, Aishuo, Surpasses 43 Million Downloads and Increases Revenues Sequentially

October 5, 2016 – Launches its Proprietary VoIP Technology in Africa with Zimbabwe's Leading Mobile Network Operator

September 26, 2016 – Presented at the Joseph Gunnar & Co. OktoberINVESTfest on September 28th

August 9, 2016 - Announces Financial Results for the Second Quarter and Six Month Period Ended June 30, 2016

July 27, 2016 - Launches Voice and Messaging Subscriptions with Auto Refill to Drive Consumer App Revenues

July 25, 2016 - Launches Android Mobile Wallet for Cashless Payments

July 21, 2016 - Licenses its 2nd Mobile VoIP Solution with Smart Communications, the Philippines' Leading Wireless Service Provider with 55 Million Prepaid Subscribers

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Management Team

Brian Collins, CEO and Founder	- 5 years board of directors experience and led One Horizon to list on the NASDAQ Capital Market stock exchange in 2014. - Founded with Abbey Technology in Switzerland in 1999, merged with OHGI in Nov. 2010 and assumed role of Group CTO - Co-inventor of the Horizon Platform; has over 20 years experience in software engineering - Previously worked at Credit Suisse, developing their trading desk technology; previously with IT co. Sybase
Martin Ward, CFO	- Extensive Capital Market experience as CFO listing on London's AIM market in 2004 and NASDAQ in 2014. - CFO of predecessor company since 2004; extensive experience in public company reporting - Previously was a partner with Langdowns DFK, a UK-based accounting firm - Prior to that, worked for PricewaterhouseCoopers

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Investment Highlights

- $22m invested since Jun-2012 in R&D to deliver the worlds most optimized smartphone VoIP solution
- USPTO patented software suite No.: US 9,137,729 B2
- Started in 2016 to license software suite to mobile operators in emerging markets for pre-paid subscribers
- LIVE in 6 emerging markets
- Reducing cellular Internet bandwidth is key to high quality VoIP on smartphones
- Low bandwidth voice calls alleviate network congestion from smartphones
- Lower cellular Internet bandwidth per voice minute reduces roaming costs on other operators' networks

Contact Us

PRESENTATION BY:

One Horizon Group, Inc.

Brian Collins, Founder & CEO

+353-61-518477 | Horizon@OneHorizonGroup.com

T1-017 Tierney Building, University of Limerick,
Limerick, Ireland

www.OneHorizonGroup.com

FOR MORE INFORMATION:

Capital Markets Group, LLC

Valter Pinto, Partner

1.914.669.0222 x201 | Valter@CapMarketsGroup.com

245 East 44th Street, Suite 21E
New York, NY 10017

www.CapMarketsGroup.com

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